UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2022
Churchill Downs Incorporated

(Exact name of registrant as specified in its charter)

Kentucky			001-33998	61-0156015
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400
Louisville	,	Kentucky		40222
(Address of Principal Executive Offices)				(Zip Code)
(502) 636-4400
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CHDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Austin Miller, Senior Vice President of Gaming Operations, has notified Churchill Downs Incorporated (the "Company") of his decision to retire, effective March 1, 2022. Mr. Miller will continue to serve in a consulting role with the Company pursuant to the Memorandum of Understanding (the "MOU") between the Company and Mr. Miller dated February 10, 2022. The MOU provides for an hourly consulting fee, vesting with respect to his outstanding restricted stock unit awards, forfeiture of his outstanding performance stock unit awards and termination of the Executive Change in Control, Severance and Indemnity Agreement between the Company and Mr. Miller dated October 1, 2019. Mr. Miller will not be entitled to severance benefits in connection with his retirement from the Company.
A copy of the MOU between the Company and Mr. Miller is included as Exhibit 10.1.
Item 7.01. Regulation FD Disclosure
A copy of the press release announcing Mr. Miller’s retirement is furnished hereto as Exhibit 99.1. The press release is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Memorandum of Understanding By and Between Austin W. Miller and Churchill Downs Incorporated dated February 10, 2022
99.1	Press Release, dated February 10, 2022, issued by Churchill Downs Incorporated
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED
February 10, 2022	/s/ Bradley K. Blackwell
By: Bradley K. Blackwell
Title: Senior Vice President, General Counsel and Secretary